Types of Concessions Made (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Financing Receivable, Modifications [Line Items]
Lowered interest rate and/or payment amount	$ 8,195,283	$ 5,767,702
Interest only payment terms	3,434,438	3,476,659
Interest only & rate reduction	748,324	935,697
Waived interest and/or late fees	3,282,608	5,478,899
A&B note structure	1,429,139	1,015,693
Substitution of debtor	4,549,685	4,517,725
Total TDRs	$ 21,639,477	$ 21,192,375